                                                                      EXHIBIT 21

                                SYSCO CORPORATION

                            SCHEDULE OF SUBSIDIARIES

                                                                            STATE OR JURISDICTION
                                                                                      OF
                      SUBSIDIARY NAME                                   INCORPORATION OR ORGANIZATION
                      ---------------                                   -----------------------------
A.M. Briggs, Inc.                                                                  Delaware
Buckhead Beef Company                                                              Delaware
Freedman Meats, Inc.                                                               Delaware
   *Freedman Food Service, Inc.                                                     Texas
   *#Freedman Food Service of Austin, LP***                                         Texas
   *Freedman Food Service of Dallas, Inc.                                           Texas
   *#Freedman Food Service of San Antonio, LP***                                    Texas
   *Freedman-KB, Inc.                                                              Delaware
   *2901 Polk, Inc.                                                                 Texas
FreshPoint Holdings, Inc.                                                          Delaware
*FreshPoint, Inc.                                                                  Delaware
  *FreshPoint Distribution, Inc.                                                   Delaware
      *American Produce & Vegetable Co., Inc.                                      Delaware
      *Carnival Fruit Company, Inc.                                                Florida
      *FreshPoint of Southern California, Inc.(6)                                 California
      *Lee Ray-Tarantino Co., Inc.                                                California
      *Royal Foods, Inc.                                                          California
      *Movsovitz & Sons of Florida, Inc.                                           Florida
          *Sunburst Foods, Inc.                                                    Delaware
             *FreshPoint of Palm Beach, Inc.                                       Florida
             *FreshPoint of Washington D.C., Inc.(1)                         District of Columbia
             *FreshPoint of Atlanta, Inc.(7)                                       Georgia
             *P. Tavilla Co. (Miami) Inc.                                          Florida
             *Red's Market, Inc.                                                   Florida
      *Produce America, Inc.                                                       Delaware
  *Pacific Produce Co. Ltd.                                                    Alberta, Canada
         *Sysco I&S Foodservices, Inc.                                         Alberta, Canada
  *FreshPoint of Denver, Inc.                                                      Colorado
  *FreshPoint of Las Vegas, Inc.                                                   Delaware
Fulton Provision Co.(8)                                                            Delaware
Guest Supply, Inc.                                                                New Jersey
  *Breckenridge-Remy Co.                                                           Delaware
         *Guest Distribution Services, Inc.                                        Delaware
         *MacDonald Contract Sales, Inc.                                       Ontario, Canada
   *Guest International (Canada) Ltd.                                               Canada
   *Guest International Ltd.                                                    United Kingdom
   *Guest Packaging, Inc.                                                         New Jersey
K.W. Food Distributors Ltd.                                                      B.C., Canada
#*Four Seasons Food Ltd.                                                         B.C., Canada
Malcolm Meats Company                                                              Delaware
Nobel/Sysco Food Services Company                                                  Colorado
  *Sysco Equipment & Furnishings Company                                           Delaware
Pegler-Sysco Food Services Company                                                 Nebraska
  *Pegler-Sysco Transportation Co.                                                 Nebraska
Ritter Sysco Food Services, LLC                                                    Delaware
  *Dowd Food Discount Corp.                                                       New Jersey
SFS Shelf, LLC                                                                     Delaware
Sysco Administrative Services, Inc.                                                Delaware

                                                                            STATE OR JURISDICTION
                                                                                      OF
                      SUBSIDIARY NAME                                   INCORPORATION OR ORGANIZATION
                      ---------------                                   -----------------------------
  #*Sysco Proprietary LP                                                            Texas
  #*Sysco Services LP                                                               Texas
Sysco Canada, Company                                                            Nova Scotia
   *Sysco Holdings of B.C., Inc.                                                    Canada
     *North Douglas Sysco Food Services, Inc.                                       Canada
   *Sysco Holdings of Kelowna, Inc.                                                 Canada
       *Sysco HRI Supply Ltd.                                                       Canada
Baugh Supply Chain Cooperative, Inc.                                               Delaware
Midwest Cooperative, Inc.                                                          Delaware
Northwest Cooperative, Inc.                                                        Delaware
Southeast Cooperative, Inc.                                                        Delaware
Southwest Cooperative, Inc.                                                        Delaware
Western Cooperative, Inc.                                                          Delaware
Sysco eVentures, Inc.                                                              Delaware
Sysco Financial Services, LLC                                                      Delaware
  *Sysco Finance, LP                                                               Delaware
  *Hardin's-Sysco Food Services, LLC                                               Delaware
  *Lankford-Sysco Food Services, LLC                                               Delaware
  *Robert Orr-Sysco Food Services, LLC                                             Delaware
  *Sysco Food Services of New Orleans, LLC                                         Delaware
  *Sysco Texas Partners, Inc.                                                      Delaware
  *Sysco Administrative Services II, Inc.                                          Delaware
     **Sysco Food Services of Austin, LP                                           Delaware
     **Sysco Food Services of Dallas, LP                                           Delaware
     **Sysco Food Services of Houston, LP                                          Delaware
     **Sysco Food Services of San Antonio, LP                                      Delaware
Sysco Food Services of Arizona, Inc.                                               Delaware
  *Sysco Arizona Leasing, Inc.                                                     Delaware
Sysco Food Services of Arkansas, LLC                                               Delaware
Sysco Food Services of Atlanta, LLC                                                Delaware
Sysco Food Services of Central Alabama, Inc.                                       Delaware
Sysco Food Services of Central Florida, Inc.                                       Delaware
Sysco Food Services of Central Pennsylvania, LLC                                   Delaware
Sysco Food Services of Charlotte, LLC                                              Delaware
Sysco Food Services-Chicago, Inc.                                                  Delaware
Sysco Food Services of Cleveland, Inc.                                             Delaware
Sysco Food Services of Columbia, LLC(2)                                            Delaware
Sysco Food Services of Detroit, LLC                                                Delaware
Sysco Food Services of Grand Rapids, LLC                                           Delaware
Sysco Food Services of Hampton Roads, Inc.(3)                                      Delaware
Sysco Food Services of Idaho, Inc.                                                  Idaho
Sysco Food Services of Indianapolis, LLC                                           Delaware
Sysco Food Services of Iowa, Inc.                                                  Delaware
Sysco Food Services - Jacksonville, Inc.                                           Delaware
Sysco Food Services of Kansas City, Inc.                                           Missouri
Sysco Food Services of Las Vegas, Inc.                                             Delaware
Sysco Food Services of Los Angeles, Inc.                                           Delaware
Sysco Food Services of Minnesota, Inc.                                             Delaware
Sysco Food Services of Modesto, Inc.                                              California
Sysco Food Services of Montana, Inc.                                               Delaware
Sysco Food Services of New York, Inc.                                              New York
Sysco Food Services of Northern New England, Inc.                                   Maine
Sysco Food Services of Oklahoma, Inc.                                              Delaware

                                                                            STATE OR JURISDICTION
                                                                                      OF
                      SUBSIDIARY NAME                                   INCORPORATION OR ORGANIZATION
                      ---------------                                   -----------------------------
Sysco Food Services of Philadelphia, LLC                                           Delaware
  *Garden Cash & Carry, Inc.                                                       Delaware
Sysco Food Services of Pittsburgh, Inc.                                          Pennsylvania
Sysco Food Services of Portland, Inc.                                              Delaware
Sysco Food Services of Sacramento, Inc.                                            Delaware
Sysco Food Services of San Diego, Inc.                                             Delaware
Sysco Food Services of San Francisco, Inc.                                        California
Sysco Food Services of Seattle, Inc.                                               Delaware
Sysco Food Services of South Florida, Inc.                                         Delaware
Sysco Food Services of Southeast Florida, LLC                                      Delaware
Sysco Food Services of St. Louis, LLC                                              Delaware
Sysco Food Services of Virginia, LLC                                               Delaware
Sysco Food Services - West Coast Florida, Inc.                                     Delaware
Sysco Holdings Limited                                                      New Brunswick, Canada
  *Sysco Food Services of Ontario, Inc.(4)                                     Ontario, Canada
Sysco Intermountain Food Services, Inc.                                            Delaware
Sysco/Louisville Food Services Co.                                                 Delaware
Sysco Newport Meat Company                                                         Delaware
Sysco Resources, Inc.                                                              Delaware
Sysco Resources Northeast, Inc.                                                    Delaware
The SYGMA Network, Inc.                                                            Delaware
Watson Sysco Food Services, Inc.                                                   Delaware

    DIVISIONS
Sysco Food Services of Baraboo(5)
Sysco Food Services of Jackson
Hallsmith-Sysco Food Services
Sysco Food Services of Baltimore
Sysco Food Services - Albany
Sysco Food Services of Connecticut
Sysco Food Services - Jamestown
Sysco Food Services - Syracuse
Sysco Food Services/Cincinnati
Sysco Food Services of Eastern Wisconsin

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*    Second Tier Subsidiary

     ** Limited Partnerships whose parents are Sysco Texas Partners, Inc. (1%) and Sysco Administrative Services II, Inc. (99%)

     *** Limited Partnerships whose parents are Freedman Meats, Inc. (2%) and
         Freedman-KB, Inc. (98%)

#    Multiple parents

(1)  f/k/a Imperial Produce Co., Inc.

(2)  f/k/a Sysco Food Services of South Carolina, LLC

(3)  f/k/a Doughtie's Sysco Food Services, Inc.

(4)  f/k/a Strano Sysco Food Services Ltd.

(5)  f/k/a Baraboo-Sysco Food Services

(6)  f/k/a G&G Produce Company

(7)  f/k/a Mitt Parker Company, Incorporated

(8)  f/k/a Sysco Food Services of Oregon, Inc.